Exhibit 10.123

THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED SERIES 2009-VFC1 SUPPLEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED SERIES 2009-VFC1 SUPPLEMENT, dated as of June 28, 2019 (this “Amendment”), is made among Comenity Bank (formerly known as World Financial Network Bank), a Delaware state chartered bank (the “Bank”), as Servicer (“Servicer”), WFN Credit Company, LLC, a Delaware limited liability company (“WFN Credit”), as Transferor (“Transferor”), and U.S. Bank National Association (successor to Deutsche Bank Trust Company Americas), not in its individual capacity but solely as Trustee (“Trustee”) under the Amended and Restated Pooling and Servicing Agreement, dated as of January 30, 1998, as amended and restated as of September 28, 2001 (as further amended as of April 7, 2004, March 23, 2005, October 26, 2007, March 30, 2010, September 30, 2011 and September 1, 2017, and as modified by a Trust Combination Agreement dated as of April 26, 2005, and as further amended, restated or otherwise modified from time to time, the “Agreement”).  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Agreement, as supplemented by that certain Third Amended and Restated Series 2009-VFC1 Supplement, dated as of April 28, 2017, among the Servicer, the Transferor and the Trustee (as amended, restated or otherwise modified from time to time, the “Series Supplement”).

Background

A.     The parties hereto have entered into the Agreement and the Series Supplement.

B.     The parties hereto wish to amend the Series Supplement as set forth in this Amendment.

Agreement

1.     Amendment of the Series Supplement.  Section 2 of the Series Supplement is hereby amended as follows:

(a)  the definition of “Class A Pro Rata Percentage” is modified by replacing “76.00%” where it appears therein with “75.50%”;

(b)  the definition of “Class C Pro Rata Percentage” is modified by replacing “11.00%” where it appears therein with “11.50%”; and

2.     Binding Effect; Ratification.  (a)  This Amendment shall become effective, as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)  On and after the execution and delivery hereof, this Amendment shall be a part of the Series Supplement and each reference in the Series Supplement to “this Series Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Series Supplement shall mean and be a reference to such Series Supplement as amended hereby.

(c)  Except as expressly amended hereby, the Series Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

3.     Miscellaneous.  (a)  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

(b)  Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)  This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.  Counterparts of this Amendment may be delivered by facsimile or electronic transmission.

(d)  The Trustee shall not be responsible for the validity or sufficiency of this Amendment, nor for the recitals contained herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMENITY BANK, as Servicer

By: /s/ Randy J. Redcay
Name: Randy J. Redcay
Title: Chief Financial Officer

WFN CREDIT COMPANY, LLC, as Transferor

By: /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By: /s/ Mirtza J. Escobar
Name: Mirtza J. Escobar
Title: Vice President

Amendment to Series 2009 VFC1 Series Supplement	S-1

Acknowledged and consented to in their respective capacities as Class M Holder, as Class B Holder and as Class C Holder.

COMENITY BANK, as Class M Holder and as Class B Holder

By: /s/ Randy J. Redcay
Name: Randy J. Redcay
Title: Chief Financial Officer

WFN CREDIT COMPANY, LLC, as Class C Holder

By: /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

Amendment to Series 2009 VFC1 Series Supplement	S-2